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                                                                Exhibit 10.20(t)


                              CORPORATE RESOLUTION
                                    (Aitken)



1. RESOLVED, that, to enable SCHUFF INTERNATIONAL, INC., a Delaware corporation (hereinafter called "Borrower") to borrow from WELLS FARGO BANK, NATIONAL ASSOCIATION (hereinafter called "Lender"), such sum or sums of money and/or to obtain from Lender such credits and financial accommodations as Borrower may require for such time and on such terms, including interest thereon and costs, expenses and other expenditures in connection therewith, as may be agreed to by Borrower, provided the aggregate amount of such loans, credits and financial accommodations, exclusive of interest, costs, expenses and other expenditures, shall not, at any one time, exceed the sum of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00), from which this corporation expects to derive substantial benefits, each of the following officers of this corporation, acting alone:
Scott Schuff (hereinafter called "Authorized Officer") be and is hereby authorized, directed and empowered for and in the name of this corporation:

            (a) to endorse any notes evidencing such obligations of Borrower, to execute and deliver guarantee and continuing guarantee agreements for such obligations of Borrower and guarantees of performance and completion of any improvements to be constructed by Borrower with the proceeds of any such loans, credits or financial accommodations from Lender, and to execute and deliver to Lender extensions, modifications, renewals or replacements thereof, all on such terms as may be agreed to by the Authorized Officer;

            (b) to mortgage, pledge and assign to Lender, to grant to Lender a security interest in, and to deliver to Lender as security for such obligations of Borrower and for all other indebtedness and obligations of Borrower to Lender, however arising, and any extensions, modifications, renewals or replacements thereof, any property, real or personal, belonging to this corporation, and from time to time to substitute for such property, or any part thereof, other property for the same purpose;

            (c) to execute and deliver any mortgages, deeds of trust, pledges, assignments, security agreements or other agreements of any type to secure such obligations of Borrower and all other indebtedness and obligations of Borrower to Lender, however arising, and any modifications, amendments or revisions thereof, and any financing statements, memoranda or notices for filing or recording related thereto, all of which shall be in such form and contain such provisions, covenants and agreements as Lender may require; and

      2. RESOLVED FURTHER, that the Authorized Officer may authorize an agent or agents of this corporation to do any or all acts which may be done by the Authorized Officer pursuant to this resolution and may evidence that authorization on a form satisfactory to Lender
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and prepared for that purpose; and that authorization shall remain in full force and effect until receipt by Lender of a written revocation thereof from the Authorized Officer; and

      3. RESOLVED FURTHER, that the obligations of this corporation authorized hereby are in addition to such other obligations, if any, as may now exist between this corporation and Lender; and this resolution shall in no way diminish or decrease any such existing obligations previously authorized by this corporation; and future resolutions with respect to future obligations may be adopted hereafter by this corporation without derogation of the authority set forth herein; and

      4. RESOLVED FURTHER, that all prior acts of the officers and agents of this corporation in obtaining loans, credits and financial accommodations to Borrower from Lender and the execution of any instruments or documents to guarantee or secure any obligations due Lender are hereby ratified and approved; and Lender, at any time, may apply any money or property in its possession or under its control belonging to this corporation to the payment of any indebtedness of Borrower or this corporation to Lender, whether or not then due; and

      5. RESOLVED FURTHER, that this resolution shall remain in full force and effect until written notice of its revocation is received by Lender and until all obligations of Borrower to Lender have been fully paid and satisfied; and the authority granted by this resolution shall apply with equal force and effect to the successor in office of the Authorized Officer.








                                  * * * * * * *






      I, Randy J. Eskelson, Secretary of AITKEN, INC., a Texas corporation, hereby certify that the foregoing resolution was duly adopted at a meeting of the Board of Directors of that corporation, duly called and held on the 19th day of September, 2001, at which a quorum of the Board of Directors was present and acting throughout, and that the foregoing resolution has not been amended or revoked and remains in full force and effect.


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      I further certify that the following are the names of the duly elected officers of that corporation now holding the respective offices as indicated below, and that the signature set forth opposite the name of each such officer is the true and genuine signature of that officer:

      Title             Typed Name              Signature
      -----             ----------              ---------
      President         Randy J. Eskelson       /s/ Randy J. Eskelson

      Vice President    Scott Schuff

      Secretary         Randy J. Eskelson       /s/ Randy J. Eskelson

      Treasurer         Randy J. Eskelson       /s/ Randy J. Eskelson

      -------------     -------------------     ------------------------------

      -------------     -------------------     ------------------------------


      IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary and, if legally required, affixed the corporate seal of that corporation this 19th day of September, 2001.



                                    /s/ Randy J. Eskelson
                                    ------------------------------------------
                                    Secretary


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